SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No._______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]         Preliminary Proxy Statement
[  ]         Confidential, for Use of the Commission Only
               (as permitted by Rule 14a-6(e)(2))
[X]          Definitive Proxy Statement
[  ]         Definitive Additional Materials
[  ]         Soliciting Material Pursuant toss.240.14a-12

                                 HORIZON BANCORP

                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)     Title of each class of securities to which transaction applies:



      2)     Aggregate number of securities to which transaction applies:



      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



      4)     Proposed maximum aggregate value of transaction:



      5)     Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)     Amount Previously Paid:


      2)     Form, Schedule or Registration Statement No.:


      3)     Filing Party:


      4)     Date Filed:

                                  April 5, 2002



Dear Shareholder:

You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Horizon Bancorp to be held at the Holiday Inn, 5820 South Franklin Street, Michigan City, Indiana on Thursday, May 9, 2002, at 6:00 p.m. (local time). To ensure that a quorum will be represented at the meeting, we encourage you to complete, sign, date and return your proxy promptly in the enclosed postage prepaid envelope. This will not limit your right to attend the meeting and vote in person.

The Notice of Annual Meeting and the Proxy Statement on the following pages cover the business to come before the meeting, which will include the election of directors. We urge you to read these materials carefully.

The Annual Report of Horizon Bancorp for the year ending December 31, 2001, is also enclosed. The Annual Report is not to be considered part of the Proxy Statement.

We look forward to meeting our shareholders, and welcome the opportunity to discuss the business of your company with you.




Robert C. Dabagia                        Craig M. Dwight
Chairman of the Board                    President and Chief Executive Officer

                                      DEFINITIVE PROXY SOLICITATION MATERIALS--
                                       TO BE RELEASED ON OR ABOUT APRIL 5, 2002

                                 HORIZON BANCORP
                               515 FRANKLIN SQUARE
                          MICHIGAN CITY, INDIANA 46360

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To Our Shareholders:

The Annual Meeting of Shareholders of Horizon Bancorp will be held on Thursday, May 9, 2002, 6:00 p.m. (local time), at the Holiday Inn, 5820 South Franklin Street, Michigan City, Indiana, for the purpose of considering and voting upon the following matters:

          1) The election of six Directors: one to serve a one-year term, one to serve a two-year term and four to serve three-year terms.

          2) To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 25, 2002, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting.

Your attention is directed to the accompanying Proxy Statement and Proxy.


EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE MAIL YOUR PROXY PROMPTLY SO THAT THERE MAY BE PROPER REPRESENTATION AT THE MEETING. YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                     By Order of the Board of Directors




                                     Lawrence J. Mazur
                                     Secretary


April 5, 2002

                                 PROXY STATEMENT

                                 HORIZON BANCORP

                         ANNUAL MEETING OF SHAREHOLDERS
                                   May 9, 2002


This Proxy Statement is furnished to the shareholders of Horizon Bancorp ("Horizon") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of Horizon to be held on Thursday, May 9, 2002, at 6:00 p.m. (local time), and at any adjournment thereof. The meeting will be held at the Holiday Inn, 5820 South Franklin Street, Michigan City, Indiana. This Proxy Statement and accompanying form of proxy have been mailed to shareholders on or about April 5, 2002. All information in this Proxy Statement concerning Horizon Common Stock reflects the three-for-one stock split paid November 16, 2001.

                               GENERAL INFORMATION

Who can vote at the Annual Meeting?

Only shareholders of record as of March 25, 2002, are entitled to notice of, and to vote at, the Annual Meeting. Each share of Horizon Common Stock is entitled to one vote on the matters to be voted on at the Annual Meeting.

How do I vote by proxy?

The enclosed proxy is designed to permit each shareholder of record of Horizon Common Stock at the close of business on March 25, 2002, to vote at the Annual Meeting. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting in accordance with the instructions of the shareholders given in the proxies. In the absence of such instructions, the shares of Horizon Common Stock represented by proxy will be voted FOR the election of the six nominees for directors. The named proxies will vote the proxy in their discretion on other matters that may properly come before the meeting. A proxy may be revoked any time before the meeting by delivering to Horizon's Secretary a written notice of revocation or a later-dated proxy. A shareholder of record also may revoke a proxy by voting in person at the meeting.

What will the shareholders vote on at the Annual Meeting?

The only item of business will be the election of directors.

Will there be any other items of business to vote on?

Management is not aware of any other matters to be presented at the meeting and has not received notice from any shareholders requesting that other matters be considered.

What constitutes a quorum?

A majority of the outstanding shares of Horizon Common Stock, present or represented by proxy, constitutes a quorum for the Annual Meeting. As of the March 25, 2002, the record date, 1,985,700 shares of Horizon Common Stock were issued and outstanding.

How many votes are required for the election of directors?

The nominees for election as directors of Horizon named in the Proxy Statement will be elected by a majority of the votes cast. Abstentions are counted for purposes of determining the presence or absence of a quorum but are not considered votes cast. Brokerage firms generally have authority to vote customers' shares held in street name for the election of directors and on other matters that are considered "routine." Shares held by brokers in street name and for which the brokers do not have discretion to vote are called "broker non-votes." Broker non-votes are counted to determine if a quorum is present but are not considered votes cast. Broker non-votes will not affect the determination of whether a nominee has received a plurality of the votes cast.


                              ELECTION OF DIRECTORS

Horizon's Board of Directors consists of twelve members and is divided into three classes. At each Annual Meeting the members of one class of directors are elected to serve three-year terms. During 2001, two new directors were appointed to the Board of Directors to fill vacancies that occurred during the year and to serve until they could stand for election at this year's Annual Meeting. The new directors are Charley E. Gillispie and Peter L. Pairitz. The Board of Directors has nominated Messrs. Gillispie and Pairitz to serve for less than full three-year terms so that each of the three classes of directors will have an equal number of members. Mr. Pairitz has been nominated for election to a one-year term as a member of the Class of 2003. Mr. Gillispie has been nominated for election to a two-year term as a member of the Class of 2004. The previous three-year terms of the other four nominees will end at the Annual Meeting, and the Board of Directors has nominated each of them to serve additional three-year terms as members of the Class of 2005. Those four nominees are Dale W. Alspaugh, Craig M. Dwight, Dr. Robert E. McBride and Gene L. Rice. The following table presents biographical information on all of the Directors, including the six nominees.

       The Board of Directors unanimously recommends that the shareholders vote FOR the election of the six nominees.

                                              BOARD OF DIRECTORS

----------------------------------------------------------------------------------------------------------------
------------------------------- ------------ -------------------------------------------------------------------
Class of 2005

------------------------------- ------------ -------------------------------------------------------------------
------------------------------- ------------ -------------------------------------------------------------------
            Name                   Age                 Business Experience and Service as a Director

------------------------------- ------------ -------------------------------------------------------------------
------------------------------- ------------ -------------------------------------------------------------------
Dale W. Alspaugh                    69       Mr.    Alspaugh   is   the   Chancellor    Emeritus   of   Purdue
                                             University-North   Central.  He  has  served  as  a  Director  of
                                             Horizon,  the Bank and the Bank's  predecessor  since  1986.  Mr.
                                             Alspaugh is a nominee for a three-year term.

------------------------------- ------------ -------------------------------------------------------------------
Craig M. Dwight                     45       Mr. Dwight has served as the Chief  Executive  Officer of Horizon and the Bank since July 1, 2001,  and as the  President and Chief
                                             Administrative  Officer of Horizon  and as the  President  of the
                                             Bank since December  1998.  Previously he had served as Executive
                                             Vice  President  and Chief  Executive  Officer of Horizon and the
                                             Bank (since  October  1998),  Vice President and Senior Lender of the Bank (since 1997) and Vice  President  and Senior  Commercial
                                             Lender of the Bank (since  1990).  Mr.  Dwight was  appointed  to the Horizon  Board of Directors on December 15, 1998, to fill the
                                             unexpired   term  of  a  director  who  had   resigned.   He  was
                                             re-elected  to the Board for a full  three-year  term in 1999. He has served as a Director  of the Bank since 1998.  Mr.  Dwight is a nominee for a three-year term.

------------------------------- ------------ -------------------------------------------------------------------
Robert E. McBride, M.D.             62       Dr.  McBride is a Pathologist  with Pathology  Consultants,  Inc.
                                             He has served on the Boards of  Directors  of  Horizon,  the Bank and the Bank's  predecessor  since 1984. Dr. McBride is a nominee for a three-year term.

------------------------------- ------------ -------------------------------------------------------------------
------------------------------- ------------ -------------------------------------------------------------------
Gene L. Rice                        69       Mr. Rice is a retired  grain  farmer.  He has served on the Board of Directors of Horizon  since 1986 and on the Board of Directors of the  Bank  and  its  predecessor  since  1978.  Mr.  Rice is a nominee for a three-year term.

------------------------------- ------------ -------------------------------------------------------------------
------------------------------- ------------ -------------------------------------------------------------------
Class of 2004

------------------------------- ------------ -------------------------------------------------------------------
------------------------------- ------------ -------------------------------------------------------------------
Susan D. Aaron                      47       Ms. Aaron (formerly  Sterger) is a retired executive and business owner.  She has  served  on the  Board of  Directors  of  Horizon since 1995 and on the Board of Directors of the Bank since 1993.

------------------------------- ------------ -------------------------------------------------------------------
------------------------------- ------------ -------------------------------------------------------------------
Charley E. Gillispie                54       Mr. Gillispie is Vice President of Administration  and Finance at
                                             Valparaiso  University.  He was elected to the Board of Directors of Horizon in 2001 and to the Board of  Directors  of the Bank in
                                             2000.  Mr. Gillispie is a nominee for a two-year term.

------------------------------- ------------ -------------------------------------------------------------------
------------------------------- ------------ -------------------------------------------------------------------
Larry N. Middleton, Jr.             49       Mr.  Middleton  is a real estate  broker and the owner of Century
                                             21  Middleton  Co.,  Inc. He has served on the  Horizon  Board of
                                             Directors  since 1995 and on the Board of  Directors  of the Bank since 1993.

------------------------------- ------------ -------------------------------------------------------------------


------------------------------- ------------ -------------------------------------------------------------------
Robert E. Swinehart                 59       Mr.  Swinehart is the  President and Chief  Operating  Officer of
                                             Emerson  Power  Transmission  Corp.  He has served on the Horizon
                                             Board of  Directors  since 1998 and on the Board of  Directors of the Bank since 1996.

------------------------------- ------------ -------------------------------------------------------------------
------------------------------- ------------ -------------------------------------------------------------------
Class of 2003

------------------------------- ------------ -------------------------------------------------------------------
------------------------------- ------------ -------------------------------------------------------------------
Robert C. Dabagia                   63       Mr.  Dabagia  has served as the  Chairman of Horizon and the Bank since 1998. He served as Chief  Executive  Officer of Horizon and the Bank until July 1, 2001.

------------------------------- ------------ -------------------------------------------------------------------
------------------------------- ------------ -------------------------------------------------------------------
Peter L. Pairitz                    46       Mr.  Pairitz  is a  business  developer.  He was  elected  to the
                                             Board  of  Directors  of  Horizon  in 2001  and to the  Board  of
                                             Directors  of the Bank in 2000.  Mr.  Pairitz is a nominee  for a one-year term.

------------------------------- ------------ -------------------------------------------------------------------
------------------------------- ------------ -------------------------------------------------------------------
Bruce E. Rampage                    55       Mr. Rampage is the President and Chief  Executive  Officer of St.
                                             Anthony  Memorial  Health  Centers.  He has served on the Horizon
                                             Board of  Directors  since 2000 and on the Board of  Directors of the Bank since 1998.

------------------------------- ------------ -------------------------------------------------------------------
------------------------------- ------------ -------------------------------------------------------------------
Spero W. Valavanis                  49       Mr.   Valavanis  is  an   architect   and  the  owner  of  Design
                                             Organization,  Inc.  He  has  served  on  the  Horizon  Board  of
                                             Directors  since 2000 and on the Board of  Directors  of the Bank since 1998.

------------------------------- ------------ -------------------------------------------------------------------
------------------------------- ------------ -------------------------------------------------------------------

Each of the nominees has agreed to serve for the term for which he has been nominated. It is intended that the proxies solicited by the Board of Directors will be voted for the nominees named above. If any nominee is unable to stand for election, the Board of Directors may designate a substitute nominee or adopt a resolution reducing the number of members on the Board. If a substitute nominee is designated, shares represented by proxy would be voted for the substituted nominee.

Nomination of Directors

Horizon's Board of Directors does not have a nominating committee. Horizon's By-laws provide that nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations by shareholders must be made in writing and must be delivered to the President of Horizon not fewer than 30 days or more than 50 days prior to a meeting of shareholders called for the purpose of electing directors. Shareholder nominations must include the detailed information about the nominee required by the By-laws and also must comply with the other requirements set forth in the By-laws. The Chairman of a meeting may, in his discretion, disregard nominations that are not made in accordance with the By-laws and may instruct the vote tellers to disregard all votes cast for any such nominee. A complete copy of the applicable provision of the By-laws is available to shareholders without charge upon request to the Secretary of Horizon.

                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

During 2001, Horizon's Board of Directors held twelve meetings. All Horizon directors attended 75% or more of the aggregate of the meetings of the Board of Horizon and all committees upon which the Directors served. Horizon and its subsidiaries have joint standing committees. These committees include the Audit Committee and the Compensation Committee, which serve both Horizon and the Bank.


                               THE AUDIT COMMITTEE

The Audit Committee members for 2001 were George R. Averitt, Dale W. Alspaugh, Charley E. Gillispie, Susan D. Aaron and Bruce E. Rampage. As of January 1, 2002, the members of the Audit Committee are Charley E. Gillispie, who serves as Chairman, and Dr. Robert E. McBride, Larry N. Middleton, Jr., Susan D. Aaron and Spero W. Valavanis. Craig M. Dwight serves as an ex officio member of the Audit Committee. The Audit Committee met four times in 2001. The purpose of the Audit Committee is to assist the Boards of Directors of Horizon and the Bank in fulfilling their statutory and fiduciary responsibilities with respect to examinations of Horizon, the Bank and their affiliates and the monitoring of accounting, auditing and financial reporting practices. The Audit Committee reviews the internal audit procedure of Horizon and the Bank and recommends to the Boards of Directors the engagement of an outside auditing firm. Members of the Audit Committee, other than ex officio member Craig M. Dwight, are independent as defined by the National Association of Securities Dealers' ("NASD") listing standards. The Horizon Board of Directors adopted a written charter for the Audit Committee in 2001. A copy of the Audit Committee Charter was attached as Appendix A to last year's proxy statement.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is provided with respect to compensation paid for 2001 by the Bank to Horizon's Chief Executive Officer and to the other most highly compensated executive officers of Horizon, the Bank and one of the Bank's subsidiaries, Horizon Trust & Investment Management, N.A.



                                            Annual Compensation                    Long-Term
                                                                               Compensation Award

                                                                                   Securities
           Name and                                                                Underlying           All Other
      Principal Position           Year     Salary ($) (1)    Bonus ($) (2)     Options/SARs (#)       Compensation
      ------------------           ----     --------------    -------------     ----------------       ------------

Robert C. Dabagia                  2001            $120,000          $12,000            9,000            $     --
 Chairman and Chief                2000            $120,000          $15,000           33,000                  --
 Executive Officer(3)              1999            $180,000               --               --                  --

Craig M. Dwight                    2001            $200,000          $30,000           19,800            $33,668(5)
 President and Chief               2000            $180,038          $35,000           45,000            $36,233
 Executive Officer(4)              1999            $160,000               --           22,500            $78,054

Lawrence J. Mazur                  2001            $138,385          $15,000            7,500            $27,862(7)
 President, Horizon Trust &        2000            $133,743          $45,060            7,800            $33,362
 Investment Management,            1999            $130,000               --           18,000            $16,250
 N.A.(6)
James H. Foglesong(8)              2001             $86,769          $17,000            9,000                  --
 Chief Financial Officer           2000                 N/A              N/A              N/A                N/A
                                   1999                 N/A              N/A              N/A                N/A
Thomas H. Edwards                  2001            $125,676          $20,000            7,500            $12,511(9)
 Executive Vice President          2000            $120,593           18,083           16,800            $ 7,084
 and Senior Lender                 1999             $72,760               --            6,000            $ 1,695

(1) Includes salary amounts paid and salary amounts deferred by the individual named pursuant to Horizon's Thrift Plan and Supplemental Executive Retirement Plan ("SERP").
(2) Includes bonus amounts paid and bonus amounts deferred by the individual named pursuant to Horizon's Thrift Plan and SERP.
(3) Mr. Dabagia served as Chief Executive Officer of Horizon and the Bank until July 1, 2001.
(4) Mr. Dwight was appointed Chief Executive Officer of Horizon and the Bank on July 1, 2001.
(5) Represents Horizon's contribution of $6,100 under Horizon's Stock Bonus Plan and its matching contribution of $27,568 under the Thrift Plan and SERP.
(6) Horizon Trust & Investment Management, N.A., is an investment management subsidiary of the Bank. (7) Represents Horizon's contribution of $4,700 under Horizon's Stock Bonus Plan and its matching contribution of $23,162 under the Thrift Plan and SERP.
(8) Mr. Foglesong's employment with the Company began in January 2001. Prior to that time he was Chief Financial Officer of Security Federal Bank.
(9) Represents Horizon's contribution of $4,500 under Horizon's Stock Bonus Plan and its matching contribution of $5,011 under the Thrift Plan and SERP. Also includes $3,000 in health benefits.

Employment Agreements

Mr. Mazur has an Employment Agreement with the Bank and Horizon Trust & Investment Management, N.A. ("HTIM"), an investment management subsidiary of the Bank. The Employment Agreement provides for Mr. Mazur's employment as a trust officer of the Bank and as President of HTIM through December 31, 2003. Under the Employment Agreement, Mr. Mazur receives a base salary and a semi-annual bonus based on the net annual growth in fee income for HTIM. He also is eligible to participate in those benefit plans, other than bonus plans, generally available to employees of Horizon and the Bank. The Bank's Board of Directors may terminate the Employment Agreement upon 30 days' prior written notice for cause and upon 60 days' prior written notice if Mr. Mazur fails to satisfactorily perform his duties or in the event of a change of control of Horizon or HTIM. If Mr. Mazur's employment is terminated for reasons other than for "cause" or upon a change in control, the Employment Agreement provides that he will continue to receive his basic annual compensation for a period of two years. If his employment is terminated upon a change of control, the Employment Agreement provides that Mr. Mazur will continue to receive his full compensation for a period of three years. Mr. Mazur may terminate his employment for any reason upon 60 days' prior written notice.

Three of Horizon's executive officers, Messrs. Dwight, Edwards and Foglesong, are parties to change of control agreements with the Bank. These agreements provide that upon a change of control, a new two-year term of employment will commence for each of the officers at the same base salary that the officer was receiving at the time of the change of control and such salary may not be reduced during the two-year term. If the officer's employment is terminated at any time during the two-year period after the change of control for any reason, whether voluntarily or involuntarily, the officer is entitled to a lump sum severance payment equal to two times his then current base salary. In lieu of continuing his employment, each officer can elect to terminate his employment upon the occurrence of a change of control and receive a lump sum severance payment equal to two times his then current base salary at that time. The agreements define a change of control as a merger, tender offer, asset sale or other transaction that result in (i) a majority of Horizon shareholders prior to the transaction holding less than 50 percent of the voting securities of Horizon after the transaction, (ii) persons who held less than 20 percent of the voting securities of Horizon prior to the transaction owning more than 50 percent of such securities after the transaction; or (iii) a majority of the members of the Horizon Board of Directors being persons who were not Horizon Directors at least 24 months prior to the transaction.

Options/SAR Grants in Last Fiscal Year

The following information is provided with respect to stock options and stock appreciation rights granted to each executive officer of Horizon or the Bank in 2001 for whom information is included in the Summary Compensation Table above.

                                                                                        Potential Realizable Value
                                                                                        at Assumed Annual Rates of
                                                                                          Stock Appreciation for
                                              Individual Grants(1)                            Option Term(2)

                           ------------------------------------------------------------ -----------------------------
                           ---------------- ----------------- ----------- ------------- -------------- --------------
                             Number of        % of Total
                             Securities      Options/SARs     Exercise
                             Underlying       Granted to      or Base
                            Options/SARs     Employees in     Price       Expiration
Name                        Granted (#)       Fiscal Year      ($/sh)        Date            5%            10%
----                        -----------       -----------      ------        ----            --            ---

Robert C. Dabagia              9,000              16%          $11.90       1/2/21          $177,030       $613,440

Craig M. Dwight                19,800             35%          $11.90       1/2/21          $389,466     $1,349,568

Lawrence J. Mazur              7,500              13%          $11.90       1/2/21          $147,525       $511,200

James H. Foglesong             9,000              16%          $11.25       1/29/21         $177,030       $613,440

Thomas H. Edwards              7,500              13%          $11.90       1/2/21          $147,525       $511,200


(1) The options and accompanying stock appreciation rights ("SARs") were granted pursuant to the Horizon 1997 Key Employees' Stock Option and Stock Appreciation Rights Plan. The options and SARs vest in 20 percent increments commencing on the first anniversary of the grant date. The exercise of SARs results in the surrender of the related underlying options.

(2) The Securities and Exchange Commission regulations require the calculation of the potential realizable values included in the table. The values given are not intended to forecast possible future appreciation, if any, of Horizon's Common Stock. Actual gains, if any, are dependent upon the future market price of Horizon's Common Stock and there can be no assurance that the amount reflected in this table will be achieved.


             Aggregated Option/SAR Exercises In Last Fiscal Year and
                        Fiscal Year-End Option/SAR Values

The following table provides information on option and stock appreciation right exercises in 2001 by Horizon's executive officers named in the Summary
Compensation Table. The table provides information about the number and estimated value of shares covered by exercisable and unexercisable options and stock appreciation rights held by such executives on December 31, 2001. As indicated in the table, Mr. Dabagia, who exercised stock appreciation rights, was the only named executive officer who exercised options or stock appreciation rights during 2001.


                                                     Number of Shares Underlying         Value of Unexercised
                                                      Unexercised Options/SARs         In-The-Money Options/SARs
                                                         at Fiscal Year-End             at Fiscal Year-End (2)
                                                         ------------------             ----------------------
                          Shares
                       Acquired On       Value
        Name             Exercise      Realized     Exercisable    Unexercisable     Exercisable     Unexercisable
        ----             --------      ---------    -----------    -------------     -----------     -------------
                                          (1)
Robert C. Dabagia       36,000(3)      $387,765        6,600          35,400           $69,672        $401,292


Craig M. Dwight             -              -          27,000          72,900          $215,728        $738,600


James H. Foglesong          -              -             0             9,000              0           $104,940


Lawrence J. Mazur           -              -           8,760          25,540           $65,518        $251,485


Thomas H. Edwards           -              -           5,760          25,540           $55,518        $306,853


(1) Represents the difference between the market value of the shares covered by the option or shares with respect to which stock appreciation rights were exercised on the date of exercise and the exercise price of the option or base price of the stock appreciation rights.
(2) Represents the difference between the market value of shares covered by in-the-money options on December 31, 2001 ($22.91), and the exercise price of options having an exercise price less than that market price, multiplied by the number of options.
(3) Mr. Dabagia exercised stock appreciation rights with respect to 36,000 shares but did not receive any shares of stock. The stock appreciation rights had been granted to Mr. Dabagia pursuant to the Horizon 1987 Stock Option and Stock Appreciation Rights Plan.

Compensation of Directors

Horizon paid each of its non-employee directors a cash retainer of $10,019 and a bonus in Horizon Common Stock equal in value to $4,981 for their services in 2001. Active employees of Horizon and/or the Bank receive no separate compensation for their services as directors. There is no additional compensation for attending meetings of committees of the Board or for special assignments or meetings.

Horizon sponsors a Directors' Deferred Compensation Plan, which allows non-employee directors of Horizon and the Bank to elect to defer the receipt of fees for their services. Earnings on fees deferred under the plan are based on the performance of investments selected by the participating director. Payments of deferred fees are made to participants or their beneficiaries in a lump sum or monthly installments upon death or disability of the participants or as designated by participants. Participants have no rights to amounts deferred other than rights as general creditors of Horizon.

                          REPORT OF THE AUDIT COMMITTEE

This report is being provided to inform shareholders of the Audit Committee's oversight with respect to Horizon's financial reporting. In June 2001 Horizon's independent auditors, Olive, LLP, merged with another firm and are now known as BKD, LLP.

Review with Management and Independent Auditors

The Audit Committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2001. In addition, the Audit Committee discussed with BKD, LLP all communications required by generally accepted auditing standards, including those described in Statement of Auditing Standards No. 61, "Communications with Audit Committees."

The Audit Committee received the written disclosures and the letter from BKD, LLP required by the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with BKD, LLP their independence.

Conclusion

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001, to be filed with the Securities and Exchange Commission.

Dale W. Alspaugh                                  Susan D. Aaron
Charley E. Gillispie                              Bruce E. Rampage


                             COMPENSATION COMMITTEE

The members of the Board of Directors serve on the Compensation Committee on a rotating basis. The members of the Compensation Committee for 2001 were Spero W. Valavanis, who served as Chairperson, Craig M. Dwight, Robert C. Dabagia, Robert
E. McBride and Bruce E. Rampage, all of whom are directors of Horizon and the Bank, and Russell L. Arndt, James D. Brown and Boyd W. Phelps, all of whom are directors of the Bank. As of January 1, 2002, the new members of the Compensation Committee are Robert E. Swinehart, who serves as Chairman, and Dale
W. Alspaugh, Robert C. Dabagia and Peter L. Pairitz. The Compensation Committee met four times in 2001. The Committee reviews all salary and employee benefit issues relating to employees and directors of Horizon, the Bank and their subsidiaries.


                      REPORT OF THE COMPENSATION COMMITTEE
                                DECEMBER 31, 2001

The compensation of all elected officers of Horizon and subsidiaries, including that of the Chief Executive Officer, is set annually by the outside directors on the Compensation Committee of the Board of Directors. Horizon's Chief Executive Officer serves as an ex officio member of the Compensation Committee but absents himself, and does not participate in, any committee proceeding relating to the determination of his own compensation. Mr. Dabagia served as Chief Executive Officer of Horizon and the Bank until July 1, 2001, at which time Mr. Dwight was appointed to those positions.

Compensation is composed of several segments, including base salary, short-term incentives and long-term incentives. The Compensation Committee compares all management compensation, including that of the Chief Executive Officer, to the compensation paid to managers holding the same position in similar financial institutions. Data for this comparison comes from a variety of independent sources with the principal data contained in an annual study published by the Bank Administration Institute ("BAI").

Salaries

Salaries of all executive officers, including the Chief Executive Officer, are governed by Horizon's formal salary administration program pursuant to which all salary decisions are subject to detailed annual performance reviews. Each year, the salary administration program is updated and the salary of each executive officer is compared to those salaries being paid to executive officers in positions in organizations of comparable size in the Midwest. Salary ranges are then computed from that data for each Horizon executive officer position. In general, the highest salary that would be allowable under the salary administration program is below the highest salary for that position as reported in the BAI data. In 2001, the highest salary allowable for the Chief Executive Officer was $308,582. Mr. Dabagia retired as Chief Executive Officer on July 1, 2001, and on that date. Mr. Dwight was appointed to succeed Mr. Dabagia as Chief Executive Officer. For their services in 2001, Mr. Dabagia was paid a salary of $120,000 and Mr. Dwight was paid a salary of $200,000.

Cash Bonuses

In December of 2000, the Compensation Committee adopted guidelines for annual cash discretionary bonus awards. Horizon's Chairman and President use these guidelines in their recommendations to the Compensation Committee regarding the annual discretionary bonus awards.

In making bonus recommendations to the Compensation Committee for the year 2001, the President evaluated Horizon's consolidated financial performance compared to the corporate goals, each business unit's financial performance and the recommendations of the Senior Vice Presidents for employees within their respective business units. In setting bonuses for December 31, 2001, the Compensation Committee considered the recommendations of the Chairman and President as presented. The bonuses paid to Mr. Dabagia and Mr. Dwight for 2001 were determined by the Compensation Committee. A bonus in the amount of $12,000 was paid to Mr. Dabagia and a bonus in the amount of $30,000 was paid to Mr. Dwight.

Long-Term Incentive Programs/Stock Options

Horizon's long-term incentive program is based on the grant of stock options. Stock options are granted to encourage and facilitate personal stock ownership by executive officers and thus strengthen their personal commitment to Horizon and to provide them with a longer-term perspective in their managerial responsibilities. This component of an executive officer's compensation directly aligns the officer's interests with those of Horizon's shareholders. Horizon also recognizes that stock options are a necessary element of a competitive compensation program. The program utilizes vesting periods to encourage key employees to continue in the employ of Horizon and thereby acts as a retention device for key employees. All options granted under this program include stock appreciation rights.

Performance Reviews

The Compensation Committee conducts an annual review of the performance of Horizon's most senior officers, the Chairman, and the President, who also serves as the Chief Executive Officer. In conducting its review, the Compensation Committee considers a variety of performance factors in analyzing the compensation of each of these executive officers. These factors generally include traditional financial results and indicators such as revenues, expenses, assets, credit issues, reserves, earnings and ratios such as return on equity, loans to deposits and other significant factors and performance indicators. The financial services business is complex and is undergoing changes that generate uncertainties about future events. The Chairman and the President must provide guidance and leadership in nearly all aspects of this dynamic enterprise. In the process, however, they are not expected to work alone. The performance evaluation recognizes that programs initiated at the top level of an organization are not, and should not be expected to be, "quick fixes." These programs are generally long-term in nature, bringing benefits to Horizon over many years. For those reasons, the Compensation Committee also focuses on the following issues in determining performance levels for the Chairman and the
President: quality of the organization, service delivery characteristics, quality of service, leadership in the community and risk management. Compensation levels are also affected by changes in responsibilities and duties of executive officers over time and may be adjusted more or less frequently than annually when circumstances warrant.

There are several additional criteria against which the Compensation Committee measures the performance of the Chairman, the President and other executive officers in setting their annual compensation. Among these are the continued growth and development of Horizon's investment management business; efficient and cost effective use of technology; the management of change; development of existing and new services; recruitment of and development of skilled people in the organization; team building; operating cost controls; improvement of fee income; ability to meet increased competition; performance of Horizon's investment portfolio; ongoing development of Horizon's information systems; and a broad variety of financial services industry and management functions that are typical of a well-managed organization. All management compensation, including that of the Chairman, President and the other executive officers, is performance related.

Submitted by the Members of the Compensation Committee:

Spero W. Valavanis, Chairperson      Russell L. Arndt*       James D. Brown*
Robert C. Dabagia                    Craig M. Dwight         Robert E. McBride
Boyd W. Phelps*                      Bruce E. Rampage
------------------------------------
     *Directors of Bank Only

                      COMPENSATION COMMITTEE INTERLOCKS AND
                              INSIDER PARTICIPATION

Mr. Dabagia, the Chairman of Horizon, and Mr. Dwight, the President and Chief Executive Officer of Horizon, are members of the Compensation Committee but do not participate in the Compensation Committee's evaluations of their performance or in voting on their own compensation. As members of the Compensation Committee, they participate in reviewing the performance of other officers, engage in the discussion of non-compensation human resource related issues, provide technical assistance to the Compensation Committee, provide liaison between the Compensation Committee and management and undertake to enact the decisions of the Compensation Committee on its behalf.


                       COMMON STOCK OWNERSHIP BY DIRECTORS
                             AND EXECUTIVE OFFICERS

The following table sets forth the number of shares and percent of Horizon Common Stock beneficially owned by the directors, the executive officers named in the Summary Compensation Table, and all directors and executive officers as a group as of January 31, 2002.

                 Name                          Shares Beneficially Owned (1)                    Percentage
                 ----                          -------------------------                        ----------

Directors:

Susan D. Aaron                                             1,674                                     *

Dale W. Alspaugh                                           3,864    (2)                              *

Robert C. Dabagia                                         68,700    (3)                              3.4%

Craig M. Dwight                                           48,382    (4)                              2.4%

Charley E. Gillispie                                         540    (5)                              *

Robert E. McBride, M.D.                                   11,655    (6)                              *

Larry N. Middleton                                         2,314    (7)                              *

Peter L. Pairitz                                           1,305    (8)                              *

Bruce E. Rampage                                           1,074                                     *

Gene L. Rice                                               5,052                                     *

Robert E. Swinehart                                        4,119    (9)                              *

Spero W. Valavanis                                         1,674                                     *


                 Name                          Shares Beneficially Owned (1)                    Percentage
                 ----                          -------------------------                        ----------

Named Executive Officers:

Lawrence J. Mazur                                         41,113    (10)                             2.1%

James H. Foglesong                                         7,200    (11)                             *

Thomas H. Edwards                                         19,673    (12)                             1.0%

All Directors and Executive                              218,339    (13)                            10.6%
 Officers as a Group (15 Persons):

* Beneficial ownership is less than 1 percent.

(1) The information shown regarding shares beneficially owned is based upon information furnished to Horizon by the individuals listed. The nature of beneficial ownership, unless otherwise noted, represents sole or shared voting or investment power.
(2) Includes 2,964 shares that Mr. Alspaugh owns jointly with his spouse and 300 shares owned by his spouse.
(3) Includes 500 shares that are owned individually by Mr. Dabagia's spouse and 12,600 vested stock option and stock appreciation rights granted under the Horizon 1997 Stock Option and Stock Appreciation Rights Plan (the "1997 Plan").
(4) Includes 3,600 vested stock options and stock appreciation rights granted under the Horizon 1987 Stock Option and Stock Appreciation Rights Plan (the "1987 Plan"), 33,600 vested stock options and stock appreciation rights granted under the 1997 Plan, and 11,182 shares held by the Horizon Employee Stock Bonus Plan.
(5)  All shares are owned jointly with Mr. Gillispie's spouse.
(6) Includes 6,774 shares held in a trust for which Dr. McBride serves as trustee.
(7)  Includes 2,014 shares owned jointly with Mr. Middleton's spouse.
(8)  Includes 600 shares owned by Mr. Pairitz's son.

(9) Includes 716 shares owned jointly by Mr. Swinehart and his spouse and 3,405 shares held in a trust for which Mr. Swinehart serves as trustee.

(10) Includes 10,260 vested stock options and stock appreciation rights granted under the 1997 Plan and 1,553 shares held by the Horizon Employee Stock Bonus Plan.

(11) Includes 1,800 vested stock options and stock appreciation rights granted under the 1997 Plan.

(12) Includes 1,200 shares owned by Mr. Edwards' spouse and 9,060 vest stock options and stock appreciation rights granted under the 1997 Plan.

(13) Includes 80,940 shares covered by stock options and stock appreciation rights and 18,653 shares as to which voting and investment powers are shared by members of the group with their spouses or other family members or held by family trusts.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the best of the knowledge of Horizon, as of January 31, 2002, no shareholder or group of shareholders beneficially owned more than five percent of the outstanding shares of Horizon Common Stock. Darhap & Co., the nominee for Horizon Trust & Investment Management, N.A., a subsidiary of the Bank, held 312,627 shares of Horizon Common Stock as of January 31, 2002, but Darhap & Co. exercises voting or investment authority with respect to only 9,158 of those shares.

                                PERFORMANCE GRAPH

The Securities and Exchange Commission requires Horizon to include in this Proxy Statement a line graph comparing Horizon's cumulative five-year total shareholder returns on Common Stock with market and industry returns over the past five years. The following graph was prepared by SNL Financial LC. The returns represented in the graph assume the investment of $100 on January 1, 1997, and further assume reinvestment of all dividends. Horizon's Common Stock began trading on the Nasdaq SmallCap Market (trading symbol: HBNC) on December 20, 2001. Prior to that date, the Common Stock was traded on the OTC Bulletin Board.










                      [GRAPH NOT INCLUDED IN EDGAR FILING]











                                                                        Period Ending
                                           -------------------------------------------------------------------------
                                           -------------------------------------------------------------------------
                     Index                     12/31/96    12/31/97     12/31/98    12/31/99    12/31/00   12/31/01
                     -----                     --------    --------     --------    --------    --------   --------

      Horizon Bancorp                            100.00      128.21       112.36       98.17       70.99     180.57
      Russell 2000                               100.00      122.36       119.25      144.60      140.23     143.71
      SNL $500M-$1B Bank Index                   100.00      162.56       159.83      147.95      141.62     183.73
      NASDAQ Bank Index*                         100.00      167.41       166.33      159.89      182.38     197.44

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2002.

                 CERTAIN BUSINESS RELATIONSHIPS AND TRANSACTIONS

Directors and executive officers of Horizon and their associates were customers of, and had transactions with, the Bank in the ordinary course of business during 2001. The Bank expects that comparable transactions will occur in the future. These transactions were made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with others and did not involve more than normal risk of collectibility or present other unfavorable features.


                         INDEPENDENT PUBLIC ACCOUNTANTS

BKD, LLP, the successor to Olive, LLP, served as Horizon's independent auditors for 2001. The services performed by BKD, LLP in this capacity included conducting an examination in accordance with generally accepted auditing standards of, and expressing an opinion on, Horizon's 2001 consolidated financial statements. The Board of Directors has selected BKD, LLP as the Independent Public Accountants for the year ending December 31, 2002. It is expected that representatives of BKD, LLP will be present at the Annual Meeting, may address the shareholders if they desire to do so and will be available to answer any questions.

BKD, LLP's fees for the calendar year 2001 audit and review of Forms 10-Q were $62,145 of which an aggregate amount of $26,700 had been billed through December 31, 2001. BKD, LLP did not render any services related to financial systems design and implementation for the year ended December 31, 2001. Fees for non-audit services were $66,333 for the year ended December 31, 2001.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers and directors of Horizon and owners of more than 10% of Horizon's Common Stock are required to file reports of their ownership and changes in their ownership of Horizon's Common Stock with the Securities and Exchange Commission. Copies of these reports also must be furnished to Horizon. Based solely upon a review of copies furnished to Horizon through the date of this Proxy Statement or written representations that no reports were required, Horizon believes that its executive officers, directors and 10% shareholders complied with the 2001 filing requirements.

                                    EXPENSES

In addition to solicitation by mail, proxies may be solicited personally or by telephone or facsimile or electronic mail, by certain directors, officers and employees of Horizon, the Bank and the Bank's subsidiaries, who will not be specially compensated for such solicitation. No solicitation of proxies will be made by paid solicitors. Horizon will bear all expenses in connection with the solicitation of proxies.


                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

Any shareholder who wishes to have a proposal considered for inclusion in Horizon's Proxy Statement for the 2003 annual meeting of shareholders must submit the proposal in writing so that Horizon receives it by December 6, 2002. Proposals should be addressed to Horizon's Secretary, 515 Franklin Square, Michigan City, Indiana 46360. Horizon's Bylaws also provide that a shareholder wishing to nominate a candidate for election as a director must give Horizon written notice of the nomination not fewer than 30 calendar days nor more than 50 calendar days prior to the date of the meeting. That notice must include certain other information as described in the Bylaws. Copies of the Bylaws are available to shareholders from Horizon's Secretary free of charge upon request. Shareholders who wish to bring other proposals before the annual meeting without having the proposals considered for inclusion in the proxy statement must submit the proposals in writing to Horizon's Secretary no later than February 19, 2003.

                                  OTHER MATTERS

Management knows of no matters, other than those reported above, that are to be brought before the Annual Meeting. The enclosed proxy confers discretionary authority on the proxies to vote on any other business that may properly come before the meeting. It is the intention of the persons named in the proxy to vote in their discretion on any such matter.

Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than Horizon, we relied upon information furnished by others for the accuracy and completeness thereof.

WE STRONGLY URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT THE EARLIEST POSSIBLE DATE EVEN IF YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                                     Lawrence J. Mazur
                                                     Secretary

Michigan City, Indiana
April 5, 2002

                            AVAILABILITY OF FORM 10-K

A copy of Horizon's Annual Report on Form 10-K as filed with the Securities and Exchange Commission ("SEC") is available to shareholders without charge upon written request to Mary McColl, Shareholder Relations, at 515 Franklin Square, Michigan City, Indiana 46360. The Form 10-K and Horizon's other SEC filings also are available online in the SEC's EDGAR database at www.sec.gov.

                                      DEFINITIVE PROXY SOLICITATION MATERIALS-
                                       TO BE RELEASED ON OR ABOUT APRIL 5, 2002


                                 REVOCABLE PROXY
                                 HORIZON BANCORP



[X]    PLEASE MARK VOTES AS IN THIS EXAMPLE
                                                          For    With-  For All
                                                                  hold   Except
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS
                                       1. Election of     [  ]    [  ]   [  ]
The undersigned hereby appoints           Six Directors
James H. Fogleson, Thomas H.
Edwards or Lawrence J. Mazur, or         Nominees for Terms
each of them, as Proxies, each           to Expire in 2003:
with the power to appoint his            Peter L. Pairitz
substitute, and hereby authorizes
them to represent and vote, as           Nominees for Terms
designated below, all shares of          to Expire in 2004:
common stock of Horizon Bancorp,         Charley E. Gillispie
which the undersigned is entitled
to vote at the Annual Meeting of         Nominees for Terms
Shareholders to be held on Thursday,     to Expire in 2005:
May 9, 2002, at 6:00 p.m. (local time),  Dale W. Alspaugh,
at the Holiday Inn, 5820 S. Franklin     Craig M. Dwignt,
Street, Michigan City, Indiana, or any   Robert E. McBride, M.D.
adjournment thereof, on the following    Gene L. Rice
matters:

                                        (INSTRUCTION:  To withhold authority to
                                         vote for any individual, write the
                                         individual's name on the space
                                         provided below.)

                                         --------------------------------------
                                         2. In their discretion, on such other
                                            business as may properly be brought
                                            before the Annual Meeting or any
                                            adjournment thereof.

                                         ON ANY OTHER MATTERS THAT MAY PROPERLY
                                         COME BEFORE THE MEETING, THIS PROXY
                                         WILL BE VOTED IN ACCORDANCE WITH THE
                                         BEST JDUGMENT OF THE ABOVE-STATED
                                         PROXIES. THIS PROXY, WHEN PROPERLY
                                         EXECUTED, WILL BE VOTED AS DIRECTED,
Please be sure to      Date              OR IF NO DIRECTION IS INDICATED, WILL
sign and date this                       BE VOTED FOR THE SIX NOMINEES STATED
Proxy in the box below.                  ABOVE.


                                         Please indicate your intentions of
                                         attending the meeting on May 9, 2002,
                                         by completing the section below.
Stockholder sign above
                                         I WILL attend the Annual Meeting. [  ]
                                         Number of Persons attending will be __

Co-holder (if any) sign above            I WILL NOT attend the Annual
                                         Meeting.                          [  ]


------------------------------------------------------------------------------
                    Detach above card, sign, date and mail in
                        postage-paid envelope provided.

          HORIZON BANCORP 515 Franklin Square, Michigan City, IN 46360
-------------------------------------------------------------------------------
Please sign exactly as name appears below. If there are two or more owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                             YOUR VOTE IS IMPORTANT.
                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                     PROMPTLY USING THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------
 IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED
     BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

------------------------------------------------

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